UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): September 24, 2021
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Alex Spinelli as Chief Technology Officer; Appointment of Andrew Hamel as EVP, Technology, Operations & AI

On September 24, 2021, LivePerson, Inc. (the “Company”) announced that its EVP, Chief Technology Officer, Alex Spinelli, has decided to depart from the Company in October 2021. Mr. Spinelli’s decision to depart is not the result of any disagreement with the Company on any matter relating to the Company’s operations, strategy, policies or practices, or otherwise.

Andrew Hamel, the Company’s current EVP, Operations and Emerging AI Businesses, will take over leadership of the Company’s technology organization as EVP, Technology, Operations & AI.

Mr. Spinelli will remain at the Company through late October to facilitate an orderly transition.

Mr. Hamel joined the Company as EVP, Operations and Emerging AI Businesses in September 2020 after consulting with the company on operational, technology and strategic projects since January 2020. He has worked closely with the Company’s leadership, sales and technology teams, and is well-positioned to enable a smooth transition. Before joining the Company, Mr. Hamel was a senior technology executive at Amazon, leading critical Tier 1 services and technology initiatives including Search and Discovery, Consumer Experience, and Core Machine Learning/AI.

There are no related person transactions (or proposed related person transactions) with respect to Mr. Hamel reportable under Item 5.02(c) of Form 8-K and Item 404(a) of Regulation S-K since the beginning of the Company’s last fiscal year. There are no family relationships to disclose with respect to Mr. Hamel’s reportable under Item 401(d) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	September 24, 2021	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President of Policy and General Counsel